FRANKLIN TAX-EXEMPT MONEY FUND
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

    EXHIBIT NO.                   DESCRIPTION                      LOCATION

EX-99.B1(i)           Articles of Incorporation dated              Attached
                      March 17, 1980

EX-99.B1(ii)          Certificate of Amendment to                  Attached
                      Articles of Incorporation dated
                      July 14, 1981

EX-99.B1(iii)         Certificate of Amendment to                  Attached
                      Articles of Incorporation dated
                      August 27, 1993

EX-99.B2(i)           By-Laws                                      Attached

EX-99.B2(ii)          Amendment to By-Laws dated November          Attached
                      17, 1987

EX-99.B5(i)           Management Agreement between                 Attached
                      Registrant and Franklin Advisers,
                      Inc. dated December 1, 1986

EX-99.B6(i)           Distribution Agreement between               Attached
                      Registrant and Franklin/Templeton
                      Distributors, Inc. dated August 11,
                      1993

EX-99.B6(ii)          Forms of Dealer Agreements between           Attached
                      Franklin/Templeton Distributors,
                      Inc. and Securities Dealers

EX-99.B8(i)           Custodian Agreement between                  Attached
                      Registrant and Bank of America NT &
                      SA dated December 1, 1982

EX-99.B8(ii)          Amendment to Custodian Agreement             Attached
                      between Registrant and Bank of
                      America NT & SA dated April 2, 1990

EX-99B.8(iii)         Copy of Custodian Agreements                    *
                      between Registrant and Citibank
                      Delaware

EX-99B.8(iv)          Amendment to Custodian Agreement             Attached
                      between Registrant and Bank of
                      America NT & SA dated April 12, 1995

EX-99B.10(i)          Opinion and Consent of Counsel               Attached
                      dated September 21, 1995

EX-99B.11(i)          Consent of Independent Auditors              Attached
                      dated September 27, 1995

EX-99B.13(i)          Letter of Understanding dated July           Attached
                      14, 1981

EX-99B.16(i)          Schedule for computation of                  Attached
                      performance quotation

EX-99B.17(i)          Power of Attorney dated September            Attached
                      18, 1995

EX-99B.17(ii)         Certificate of Secretary dated               Attached
                      September 18, 1995

EX-99B.27(i)          Financial Data Schedule                      Attached

* Incorporated by Reference